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                                  [LETTERHEAD]

October 3, 1996



Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in the first, second, fourth and fifth paragraphs of Item 4 of Form 8-K of Monarch Bancorp dated October 3, 1996.

Sincerely,


/s/ David L. Dayton

David L. Dayton
Certified Public Accountant




DLD/cw